UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 9, 2020

Desktop Metal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Third Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(978) 224-1244

Registrant’s telephone number, including area code

Trine Acquisition Corp.

405 Lexington Avenue, 48th Floor

New York, NY 10174

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DM	New York Stock Exchange
Warrants to purchase one share of Class A common stock	DM.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Desktop Metal” and the “Company” refer Desktop Metal, Inc., a Delaware corporation (f/k/a Trine Acquisition Corp., a Delaware corporation), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “Trine” refer to Trine Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Consent Solicitation Statement/Prospectus (as defined below) in the section entitled “Basis of Presentation and Glossary” beginning on page i thereof, and such definitions are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed under the sections entitled “Proposal No. 1—The Business Combination Proposal,” “The Business Combination” and “The Merger Agreement” beginning on pages 86, 180 and 206, respectively, of the proxy statement/consent solicitation statement/prospectus (the “Proxy Statement/Consent Solicitation Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2020 by Trine, Trine entered into an Agreement and Plan of Merger, dated September 26, 2020, with Sparrow Merger Sub, Inc., a wholly-owned subsidiary of Trine (“Merger Sub”), and Desktop Metal, Inc., now known as Desktop Metal Operating, Inc. (“Legacy Desktop Metal”), as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 11, 2020, by and among Trine, Merger Sub and Legacy Desktop Metal (the “Amendment” and as amended, the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Legacy Desktop Metal, with Legacy Desktop Metal surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).

On December 8, 2020, Trine held a special meeting of stockholders (the “Special Meeting”), at which the Trine stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Consent Solicitation Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on December 9, 2020 (the “Closing Date”), the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, on December 8, 2020, Trine held the Special Meeting, at which the Trine stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Transactions. On December 9, 2020, the parties consummated the Business Combination. In connection with the Closing, the Company changed its name from Trine Acquisition Corp. to Desktop Metal, Inc.

Holders of 26,049 shares of Trine’s Class A common stock sold in its initial public offering (the “public shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from Trine’s initial public offering, calculated as of two business days prior to the consummation of the business combination, which was approximately $10.17 per share, or $265,002.64 in the aggregate.

As a result of the Business Combination, each share of Legacy Desktop Metal preferred stock and common stock was converted into the right to receive approximately 1.221218442 shares of the Company’s Class A common stock.

Additionally, the shares of Trine Class B common stock held by Trine Sponsor IH, LLC (the “Sponsor”), automatically converted to 7,503,750 shares of the Company’s Class A common stock.

Pursuant to subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 27,497,500 newly-issued shares of Class A common stock at a purchase price of $10.00 per share for an aggregate purchase price of $274,975,000 (the “PIPE Investment”). At the Closing, the Company consummated the PIPE Investment.

After giving effect to the Transactions, the redemption of public shares as described above, and the consummation of the PIPE Investment there are currently 226,704,981 shares of the Company’s Class A common stock issued and outstanding.

The Company’s Class A common stock and warrants commenced trading on the New York Stock Exchange (“NYSE”) under the symbols “DM” and “DM.WS,” respectively, on December 10, 2020, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination.

As noted above, an aggregate of $265,002.64 was paid from the Company’s trust account to holders that properly exercised their right to have public shares redeemed, and the remaining balance immediately prior to the Closing of approximately $305.1 million remained in the trust account. The remaining amount in the trust account was used to fund the Business Combination.

Form 10 Information

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This report includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this report (including in information that is incorporated by reference into this report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions and the benefits of the Transactions, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which the Company operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the Company. Factors that may impact such forward-looking statements include:

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•	the impact of the COVID-19 pandemic on the financial condition and results of operations of the Company;

•	the fluctuation of operating results from period to period due to a number of factors, including the pace of customer adoption of new products and services and any changes in product mix that shift too far into lower gross margin product;

•	increasing competition in the additive manufacturing industry;

•	any delays in the design, production or launch of our additive manufacturing systems;

•	the failure to meet customers' expectations as to price or pricing structure;

•	any defects in new products or enhancements to existing products; and

•	disruption to the business due to the Company’s dependency on its third-party resellers, contract manufacturers and suppliers.

The forward-looking statements contained in this report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Transactions and the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Information About Desktop Metal” beginning on page 126 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Risk Factors” beginning on page 28 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on page 14 of the Proxy Statement/Consent Solicitation Statement/Prospectus under the heading “Summary Risk Factors” and are incorporated herein by reference.

Financial Information

The financial information of the Company is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “Selected Historical Consolidated Financial Information of Desktop Metal” and “Desktop Metal’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 152 and 153 thereof, respectively, and are incorporated herein by reference.

The financial information of Trine is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “Selected Historical Financial Information of Trine” and “Trine’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 115 and 116 thereof, respectively, and are incorporated herein by reference.

Reference is made to the disclosure set forth in Item 9.01 of this Report relating to the financial information of the Company and Trine, and to Exhibits 99.2, 99.3 and 99.4, all of which are incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Information About Desktop Metal” beginning on page 126 thereof and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock immediately following consummation of the Transactions by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o Desktop Metal, Inc., 63 3rd Ave., Burlington, MA 01803.

The beneficial ownership of our Class A common stock is based on 226,704,981 shares of Common Stock issued and outstanding immediately following consummation of the Transactions, including the redemption of public shares as described above and the consummation of the PIPE Investment.

Beneficial Ownership Table

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
KPCB Holdings, Inc., as nominee(1)	17,856,665	7.88%
Entities affiliated with Lux Ventures(2)	18,651,974	8.23%
Entities affiliated with New Enterprise Associates(3)	28,416,088	12.53%
Entities affiliated with GV 2016, L.P.(4)	14,302,438	6.31%
Directors and Named Executive Officers:
Ric Fulop(5)	21,981,930	9.70%
Steve Billow(6)	457,956	*
Michael Rubino(7)	831,445	*
Vu Tuan Anh TranPham	-	-
Dayna Grayson(8)	-	-
Leo Hindery, Jr.(9)	7,403,750	3.27%
Wen Hsieh(10)	17,856,665	7.88%
Jeff Immelt(11)	259,075	*
Byron Knight(12)	9,384,282	4.14%
Stephen Nigro(13)	-	-
Steve Papa(14)	-	-
Andy Wheeler	-	-
Bilal Zuberi	-	-
Directors and executive officers as a group (15 individuals)(15)	60,497,272	26.50%

* Less than one percent.

(1)

All shares are held for convenience in the name of “KPCB Holdings, Inc., as nominee” for the accounts of such entities. Consists of 17,134,580 shares held by Kleiner Perkins Caufield & Byers XVI, LLC (“KPCB XVI”), 586,570 shares held by KPCB XVI Founders Fund, LLC (“XVI Founders”), 131,219 shares held by Kleiner Perkins Caufield & Byers XVII, LLC (“KPCB XVII”), and 4,296 shares held by KPCB XVII Founders Fund, LLC (“XVII Founders”). The managing member of KPCB XVI and XVI Founders is KPCB XVI Associates, LLC (“KPCB XVI Associates”). Beth Seidenberg, L. John Doerr, Randy Komisar, Theodore E. Schlein and Wen Hsieh, the managing members of KPCB XVI Associates, exercise shared voting and dispositive control over the shares held by KPCB XVI and XVI Founders. Such managing members disclaim beneficial ownership of all shares held by KPCB XVI and XVI Founders except to the extent of their pecuniary interest therein. The managing member of KPCB XVII and XVII Founders is KPCB XVII Associates, LLC (“KPCB XVII Associates”). Beth Seidenberg, Ilya Fushman, Mamoon Hamid, Theodore E. Schlein and Wen Hsieh, the managing members of KPCB XVII Associates, exercise shared voting and dispositive control over the shares held by KPCB XVII and XVII Founders. Such managing members disclaim beneficial ownership of all shares held by KPCB XVII and XVII Founders except to the extent of their pecuniary interest therein. The principal business address for all entities and individuals affiliated with Kleiner Perkins Caufield & Byers is c/o Kleiner Perkins Caufield & Byers, LLC, 2750 Sand Hill Road, Menlo Park, CA 94025.

(2)	Consists of (a) 193,592 shares of Class A common stock held by Lux Ventures V, L.P., (b) 16,630,411 shares of Class A common stock held by Lux Ventures IV, L.P., and (c) 1,827,971 shares of Class A common stock held by Lux Ventures IV, L.P. Lux Venture Partners V, LLC is the general partner of Lux Ventures V, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Ventures V, L.P. Lux Venture Partners IV, LLC is the general partner of Lux Ventures IV, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Ventures IV, L.P. Lux Co-Invest Partners, LLC is the general partner of Lux Co-Invest Opportunities, L.P. and exercises voting and dispositive power over the shares noted herein held by Lux Co-Invest Opportunities, L.P. Peter Hebert and Josh Wolf are the individual managing members of Lux Venture Partners V, LLC, Lux Venture Partners IV, LLC and Lux Co-Invest Partners, LLC (the “Individual Managers”). The Individual Managers, as the sole managers of Lux Venture Partners V, LLC, Lux Venture Partners IV, LLC and Lux Co-Invest Partners, LLC, may be deemed to share voting and dispositive power for the shares noted herein held by Lux Ventures V, L.P., Lux Ventures IV, L.P. and Lux Co-Invest Opportunities, L.P. Each of Lux Venture Partners V, LLC, Lux Venture Partners IV, LLC, Lux Co-Invest Partners, LLC and the Individual Managers separately disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address for these entities and individuals is c/o Lux Capital Management, 920 Broadway, 11th Floor, New York, NY 10010.

(3)	Consists of (a) 135,514 shares of Class A common stock to be held by nea:seed IV, llc (Seed), (b) 17,161 shares of Class A common stock to be held by NEA Ventures 2015, L.P. (Ven 2015), and (c) 28,263,413 shares of Class A common stock held by New Enterprise Associates 15, L.P. (NEA 15). The securities directly held by NEA 15 are indirectly held by NEA Partners 15, L.P. (Partners 15), which is the sole general partner of NEA 15; NEA 15 GP, LLC (NEA 15 LLC), which is the sole general partner of Partners 15; and each of the individual managers of NEA 15 LLC. The individual Managers of NEA 15 LLC (the NEA 15 Managers) are Forest Baskett, Anthony A. Florence, Mohamad Makhzoumi, Joshua Makower, Scott D. Sandell, and Peter Sonsini. NEA Partners 15, NEA 15 LLC, and the NEA 15 Managers share voting and dispositive power with regard to the shares owned directly by NEA 15. The securities directly held by Seed are indirectly held by New Enterprise Associates 16, L.P (NEA 16), which is the sole member of Seed; NEA Partners 16, L.P. (Partners 16), which is the sole general partner of NEA 16; NEA 16 GP, LLC (NEA 16 LLC), which is the sole general partner of Partners 16; and each of the individual managers of NEA 16 LLC. The individual Managers of NEA 16 LLC (the NEA 16 Managers) are Forest Baskett, Ali Behbahani, Carmen Chang, Anthony A. Florence, Mohamad Makhzoumi, Joshua Makower, Scott D. Sandell, Paul Walker, and Peter Sonsini. NEA 16, NEA Partners 16, NEA 16 LLC, and the NEA 16 Managers share voting and dispositive power with regard to the shares owned directly by Seed. Karen P. Welsh, the general partner of Ven 2015, shares voting and dispositive power with regard to the shares owned directly by Ven 2015. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein. The address for these entities and individuals is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(4)	Consists of (a) 2,332,177 shares of Class A common stock held by GV 2017, L.P., (b) 8,923,643 shares of Class A common stock held by GV 2016, L.P., and (c) 3,046,618 shares of Class A common stock held by GV 2017, L.P. GV 2017 GP, L.P. (the general partner of GV 2017, L.P.), GV 2017 GP, L.L.C. (the general partner of GV 2017 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2017 GP, L.L.C.), XXVI Holdings Inc. (the managing member of Alphabet Holdings LLC), and Alphabet Inc. (the sole stockholder of XXVI Holdings Inc.) may each be deemed to have sole power to vote or dispose of the shares held directly by GV 2017, L.P. GV 2016 GP, L.P. (the general partner of GV 2016, L.P.), GV 2016 GP, L.L.C. (the general partner of GV 2016 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2016 GP, L.L.C.), XXVI Holdings Inc. (the managing member of Alphabet Holdings LLC), and Alphabet Inc. (the sole stockholder of XXVI Holdings Inc.) may each be deemed to have sole power to vote or dispose of the shares held directly by GV 2016, L.P. GV 2019 GP, L.P. (the general partner of GV 2019, L.P.), GV 2019 GP, L.L.C. (the general partner of GV 2019 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2019 GP, L.L.C.), XXVI Holdings Inc. (the managing member of Alphabet Holdings LLC), and Alphabet Inc. (the sole stockholder of XXVI Holdings Inc.) may each be deemed to have sole power to vote or dispose of the shares held directly by GV 2019, L.P. The principal mailing address for each of GV 2016, L.P., GV 2016 GP, L.P., GV 2016 GP, L.L.C, GV 2017, L.P., GV 2017 GP, L.P., GV 2017 GP, L.L.C, GV 2019, L.P., GV 2019 GP, L.P., GV 2019 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc., and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, CA 94043.

(5)	Consists of (a) 20,095,149 shares of Class A common stock held directly by Mr. Fulop, (b) 628,927 shares of Class A common stock held by Bluebird Trust, (c) 628,927 shares of Class A common stock held by Khaki Campbell Trust, and (d) 628,927 shares of Class A common stock held by Red Tailed Hawk Trust. The trustee of the Bluebird Trust, Khaki Campbell Trust and Red Tailed Hawk Trust is Steven Papa. Voting and investment power over the shares held of record by the trusts is exercised by Mr. Fulop and his wife.

(6)	Consists of shares of Class A common stock subject to options held by Mr. Billow that are exercisable within 60 days of Closing.

(7)	Consists of shares of Class A common stock subject to options held by Mr. Rubino that are exercisable within 60 days of Closing.

(8)	None of the shares of Class A common stock subject to options to be held by Ms. Grayson are exercisable within 60 days of Closing.

(9)	Consists of shares of Class A common stock held by the Sponsor. Robin Trine Holdings, LLC (“RTH”) and HPS Investment Partners, LLC (“HPS”) are the members of the Sponsor, and as such each of HPS and RTH has appointed a member to the board of the Sponsor, which board has voting and investment discretion with respect to the shares of Class A common stock held of record by the Sponsor. Mr. Hindery is the managing member of RTH. Based on the foregoing, Mr. Hindery, RTH and HPS may be deemed to have shared beneficial ownership of shares held directly by the Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of Mr. Hindery and RTH is 405 Lexington Avenue, 48th Floor, New York, New York 10174. The business address of HPS is 40 West 57th Street, 33rd Floor, New York, NY 10019.

(10)	Consists of the shares identified in footnote (1) above. Mr. Hsieh is a general partner at Kleiner Perkins Caufield & Byers and may be deemed to have beneficial ownership with respect to these shares.

(11)	Consists of (a) 39,256 shares of Class A common stock and (b) 219,819 shares of Class A common stock subject to options held by Mr. Immelt that are exercisable within 60 days of Closing.

(12)	Consists of shares of Class A common stock held by KDT Desktop Metal Holdings, LLC. Byron Knight is a managing director at KDT Desktop Metal Holdings, LLC and may be deemed to share voting and dispositive power over the shares held by KDT Desktop Metal Holdings, Inc.

(13)	None of the shares of Class A common stock subject to restricted stock units to be held by Mr. Nigro are exercisable within 60 days of Closing.

(14)	None of the shares of Class A common stock subject to options to be held by Mr. Papa are exercisable within 60 days of Closing.

(15)	Consists of (i) 58,946,712 shares of Class A common stock held by all directors and executive officers of the Company as a group, and (ii) 1,550,560 shares of Class A common stock subject to options held by all directors and executive officers of the Post-Combination Company as a group and that are exercisable within 60 days of Closing.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of the Post-Combination Company Following the Business Combination” beginning on page 175 thereof and that information is incorporated herein by reference.

Directors

Pursuant to the approval of Trine stockholders from the Special Meeting, the following persons will constitute the Company’s Board effective upon the Closing: Ric Fulop, Dayna Grayson, Leo Hindery, Jr., Wen Hsieh, Jeff Immelt, Byron Knight, Stephen Nigro, Steve Papa, Andy Wheeler and Bilal Zuberi. M. Ian G. Gilchrist, Josephine Linden, Marc Nathanson, Kent R. Sander, Tom Wasserman and Abbas F. Zuaiter resigned as directors of the Company. Ms. Grayson and Messrs. Knight and Wheeler were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Messrs. Hsieh, Immelt, Papa and Zuberi were appointed to serve as Class II directors, with terms expiring at the Company’s second annual meeting of stockholders following the Closing; and Messrs. Fulop, Hindery and Nigro were appointed to serve as Class III directors, with terms expiring at the Company’s third annual meeting of stockholders following the Closing. Biographical information for these individuals, other than Messrs. Hindery and Nigro, is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Management of Desktop Metal” beginning on page 143, which is incorporated herein by reference. Biographical information for Mr. Hindery is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Management of Trine,” beginning on page 108, which is incorporated herein by reference. Biographical information for Mr. Nigro is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Management of Post-Combination Company Following the Business Combination,” beginning on page 175, which is incorporated herein by reference.

Independence of Directors

NYSE listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Ms. Grayson and Messrs. Hsieh, Immelt, Knight, Papa, Wheeler and Zuberi are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing, the Board appointed Ms. Grayson and Messrs. Immelt and Zuberi to serve on the Audit Committee, with Mr. Immelt as chair. The Board appointed Ms. Grayson and Mr. Hsieh to serve on the Compensation Committee, with Ms. Grayson as chair. The Board appointed Messrs. Papa and Wheeler to serve on the Compensation Committee, with Mr. Papa as chair.

Executive Officers

Effective as of the Closing, each of M. Ian Gilchrist, Leo Hindery, Jr., Pierre M. Henry and Mark J. Coleman resigned as the President, Chairman and Chief Executive Officer, Chief Financial Officer and Executive Vice President, Development and Executive Vice President and General Counsel, respectively. Effective as of the Closing, the Board appointed Ric Fulop to serve as Chief Executive Officer and Chairman, Steve Billow to serve as President, Elizabeth Linardos to serve as Chief Financial Officer and Treasurer, Meg Broderick to serve as General Counsel and Secretary, Ilya Mirman to serve as Chief Marketing Officer and Jonah Myerberg to serve as Chief Technology Officer. Biographical information for these individuals is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Management of Desktop Metal” beginning on page 143, which is incorporated herein by reference.

Executive Compensation

Executive Compensation

The executive compensation of the Company’s named executive officers and directors is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of Desktop Metal--Executive Compensation” beginning on page 145 thereof and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 262 thereof and are incorporated herein by reference.

Director Independence

NYSE listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company's board of directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Ms. Grayson and Messrs. Hsieh, Immelt, Knight, Papa, Wheeler and Zuberi are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Risk Oversight

Our risk management oversight is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of the Post-Combination Company Following the Business Combination—Risk Oversight” beginning on page 178 thereof and that information is incorporated herein by reference.

Committees of the Board of Directors

The committees of our board of directors are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management of the Post-Combination Company Following the Business Combination—Board Committees” beginning on page 176 thereof and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Consent Solicitation Statement/Prospectus titled “Information About Desktop Metal—Legal Proceedings” beginning on page 142, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Price Range of Securities and Dividends

The market price of and dividends on Trine’s common equity, warrants and units and related stockholder matters is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the Section entitled “Price Range of Securities and Dividends” beginning on page 269 thereof and that information is incorporated herein by reference. In addition, the following table sets forth the high and low sales prices per share of Class A common stock, per public warrant and per unit as reported on the NYSE for the periods from May 2, 2019 through Closing.

Class A Common Stock		Warrants		Units
High	Low	High	Low	High	Low
$25.42	$9.40	$4.01	$0.35	$14.90	$9.38

The Company’s Class A common stock and warrants commenced trading on the NYSE under the symbols “DM” and “DM.WS,” respectively, on December 10, 2020, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination, in lieu of the Class A common stock and warrants of Trine. Trine’s units ceased trading separately on the NYSE on December 10, 2020.

Holders of Record

As of the Closing and following the completion of the Transactions, including the redemption of public shares as described above and the consummation of the PIPE Investment, the Company had 226,704,981 shares of Class A common stock outstanding held of record by 209 holders and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Proposal No. 8—The Incentive Plan Proposal” beginning on page 97 thereof, which is incorporated herein by reference. As described below, the Desktop Metal, Inc. 2020 Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by Trine’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this report relating to the issuance of the Company’s Class A common stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Description of Capital Stock” beginning on page 257 thereof and that information is incorporated herein by reference. As described below, the Company’s second amended and restated certificate of incorporation was approved by Trine’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of our directors and officers is described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions—Director and Officer Indemnification” beginning on page 266 thereof and that information is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this report relating to the financial information of the Company, and to Exhibits 99.2, 99.3 and 99.4, all of which are incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this report relating to the change in Trine’s certifying accountant, which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

At the Closing, the Company consummated the PIPE Investment. Additionally, the 7,503,750 shares of Trine’s Class B common stock held by the Sponsor automatically converted to shares of Class A Common Stock as of the Closing. The disclosure under Item 2.01 of this Report is incorporated into this Item 3.02 by reference.

The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

On December 9, 2020, the Audit Committee of the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2020. Deloitte served as the independent registered public accounting firm of Legacy Desktop Metal prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Deloitte as the Company’s independent registered public accounting firm.

Marcum’s report on the Company’s financial statements as of December 31, 2019 and 2018 and the related statements of operations, changes in shareholders’ equity and cash flows for the year ended December 31, 2019 and the period from September 26, 2018 (inception) through December 31, 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from September 26, 2018 (inception) through December 31, 2019 and the subsequent period through September 30, 2020, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the year period from September 26, 2018 (inception) to December 31, 2018, the year ended December 31, 2019 and the interim period through September 30, 2020, the Company did not consult Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Marcum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Marcum is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01.	Changes in Control of the Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Officers,” “Executive Compensation,” “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 to this report is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2020, in connection with the consummation of the Transactions, the Company amended its certificate of incorporation (the “Charter Amendment”) effective as of 12:01 A.M., amended and restated its certificate of incorporation, as amended, effective as of the Closing (as amended, the “A&R Charter”), and amended and restated its bylaws (as amended, the “A&R Bylaws”) effective as of the Closing.

Copies of the Charter Amendment, A&R Charter and the A&R Bylaws are attached as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this report, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Consent Solicitation Statement/Prospectus under the sections titled “Proposal No. 2—The Charter Amendment Proposal,” “Proposal No. 3—The Charter Approval Proposal,” “Proposal No. 4—The Governance Proposal,” “Comparison of Stockholders’ Rights” and “Description of Capital Stock of the Post-Combination Company” beginning on pages 87, 88, 91, 240 and 257 of the Proxy Statement/Consent Solicitation Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.06	Change in Shell Company Status

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 86 thereof, which is incorporated herein by reference.

Item 8.01.	Other Events.

On December 10, 2020, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy Desktop Metal for the years ended December 31, 2019 and 2018 are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-41 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Desktop Metal for the nine months ended September 30, 2020 and 2019 are filed as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2019 is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Unaudited Pro Forma Condenses Combined Financial Information” beginning on page 64 and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company for the nine months ended September 30, 2020 is filed as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date
2.1*	Agreement and Plan of Merger, dated as of August 26, 2020, by and among the Company, Sparrow Merger Sub, Inc. and Legacy Desktop Metal.	S-4	2.1	11/9/20
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 11, 2020, by and among the Company, Sparrow Merger Sub, Inc. and Legacy Desktop Metal.	S-4	2.2	11/9/20
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.
3.2	Second Amended and Restated Certificate of Incorporation.
3.3	Amended and Restated By-Laws.
4.1	Specimen Class A Common Stock Certificate.	S-1	4.2	3/8/19
4.2	Specimen Warrant Certificate.	S-1	4.3	3/8/19
4.3	Warrant Agreement, dated March 14, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.	8-K	4.1	3/20/19
10.1	Confidentiality and Lockup Agreement, dated as of August 26, 2020, by and among the Company and the stockholder parties identified therein.	S-4	10.7	9/15/20

		Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date
10.2	Amended and Restated Registration Rights Agreement, dated as of August 26, 2020, by and among the Company, certain equityholders of the Company named therein and certain equityholders of Legacy Desktop Metal named therein.	S-4	10.8	9/15/20
10.3	Sponsor Agreement, dated as of August 26, 2020, by and among the Company, its officers and directors, Legacy Desktop Metal and the Sponsor.	S-4	10.9	9/15/20
10.4	Stockholders Agreement, dated as of August 26, 2020, by and between the Company and the Sponsor.	S-4	10.10	9/15/20
10.5	Form of Subscription Agreement.	S-4	10.11	9/15/20
10.6	Form of Director and Officer Indemnification Agreement.	S-4	10.13	10/15/20
10.7	Restricted Stock Agreement, dated as of September 18, 2015, by and between Legacy Desktop Metal and Ric Fulop.	S-4	10.18	10/15/20
10.8	2020 Incentive Award Plan.	S-4	10.19	11/9/20
10.9	Form of Stock Option Agreement under the 2020 Incentive Award Plan.	S-4	10.20	9/15/20
10.10	Form of RSU Agreement under the 2020 Incentive Award Plan.	S-4	10.21	9/15/20
10.11	Form of Restricted Stock Agreement under the 2020 Incentive Award Plan.	S-4	10.22	9/15/20
10.12	Transition Service and Separation Agreement, dated October 29, 2019, by and between Legacy Desktop Metal and Tuan TranPham.	S-4	10.23	10/15/20
10.13	Offer Letter, dated as of November 18, 2018, by and between Legacy Desktop Metal and Tuan TranPham.	S-4	10.24	11/2/20
10.14	Offer Letter, dated as of September 11, 2020, by and between Legacy Desktop Metal and Michael Rubino.	S-4	10.25	11/2/20
10.15	Offer Letter, dated as of January 31, 2019, by and between Legacy Desktop Metal and Steve Billow.	S-4	10.26	11/2/20
10.16	Northwest Park Office Lease, dated as of August 23, 2016, by and between NWP Building 24 LLC and Legacy Desktop Metal.	S-4	10.27	10/15/20
10.17	Amendment to Northwest Park Office Lease, dated as of October 3, 2017, by and between NWP Building 24 LLC and Legacy Desktop Metal.	S-4	10.28	10/15/20
10.18	Offer Letter, dated as of September 28, 2020, by and between Legacy Desktop Metal and Elizabeth Linardos.	S-4	10.29	11/2/20
10.19	Amendment to Stock Option Agreement, dated as of October 29, 2020, by and between Michael Rubino and Legacy Desktop Metal.	S-4	10.30	11/2/20
10.20	Amendment to Stock Option Agreement, dated as of September 28, 2020, by and between Elizabeth Linardos and Legacy Desktop Metal.	S-4	10.31	11/2/20
16.1	Letter from Marcum LLP to the U.S. Securities and Exchange Commission dated December 14, 2020.
21.1	Subsidiaries of the Company.
99.1	Press release dated December 10, 2020.
99.2	Unaudited condensed consolidated financial statements of Legacy Desktop Metal for the nine months ended September 30, 2020 and 2019.
99.3	Unaudited pro forma condensed combined financial information of the Company for the nine months ended September 30, 2020.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the nine months ended September 30, 2020.

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desktop Metal, Inc.

Date:	December 14, 2020	By:	/s/ Ric Fulop
		Name:	Ric Fulop
		Title:	Chief Executive Officer